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Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K/A into GTI Corporation's previously filed Registration Statements File No. 2-68202,
No. 2-86797, No. 33-13711, No. 33-34667, No. 33-78930 and No. 33-48101.




                                        ARTHUR ANDERSEN LLP



San Diego, California

May 11, 1998